UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2021 (September 22, 2021)

Assurant, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Broadway, Suite 2901
New York, New York 10006
(212) 859-7000
(Address, including zip code, and telephone number, including area code, of Registrant's Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
5.25% Subordinated Notes due 2061	AIZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2021, Assurant, Inc. (the “Company”) announced that Keith Meier was appointed Executive Vice President and Chief Operating Officer (“COO”) at a meeting of the Board of Directors of the Company on September 22, 2021, effective January 1, 2022, succeeding Gene Mergelmeyer. Mr. Mergelmeyer has notified the Company on September 22, 2021 that he intends to retire in January 2022.

Mr. Meier, 51, most recently served as Executive Vice President of the Company and President of the International business unit of the Company and as a member of the Company’s Management Committee, since 2016. Previously, Mr. Meier served as Senior Vice President, Global Strategy and M&A from 2013 to 2016. Mr. Meier has held various executive positions since joining the Company in 1998.

Mr. Meier will receive the following compensation effective January 1, 2022: (i) an annualized base salary of $610,000, (ii) a target annual incentive award opportunity of 100% of his annual base salary under the Company’s Short Term Incentive Plan and (iii) a target long-term incentive award opportunity of 230% of his annual base salary under the Company’s Long Term Equity Incentive Plan, as amended (“ALTEIP”). Mr. Meier will continue to participate in the compensation and benefit programs available to executive officers of the Company, including the Executive 401(K). These plans and programs are further described in the Company’s Proxy Statement filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	News Release, dated September 28, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: September 28, 2021	By:	/s/ Mariana Wisk
Name: Mariana Wisk
Title: Senior Vice President and Corporate Secretary